Note 18 - Intangible assets	12 Months Ended
Dec. 31, 2020
Intangible Assets and Goodwill Abstract
Intangible Assets Explanatory

18. Intangible assets

18.1 Goodwill

The breakdown of the balance under this heading in the accompanying consolidated balance sheets, according to the cash-generating unit (hereinafter “CGU”) to which goodwill has been allocated, is as follows:

Goodwill. Breakdown by CGU and changes of the year (Millions of Euros)
	The United States	Mexico	Turkey	Colombia	Chile	Other	Total

Balance as of December 31, 2017	4.837	493	509	168	32	23	6.062
Exchange difference	229	26	(127)	(7)	(3)	-	118
Balance as of December 31, 2018	5.066	519	382	161	29	23	6.180
Exchange difference	98	31	(36)	3	(2)	(1)	93
Impairment	(1.318)	-	-	-	-	-	(1.318)
Balance as of December 31, 2019	3.846	550	346	164	27	22	4.955
Exchange difference	(22)	(72)	(92)	(21)	-	(1)	(208)
Impairment	(2.084)	-	-	-	-	(13)	(2.097)
Companies held for sale	(1.740)	-	-	-	-	-	(1.740)
Balance as of December 31, 2020	-	478	254	143	27	8	910

As of December 31, 2020, the remaining goodwill of the United States CGU was reclassified to the heading “Non-current assets and disposal groups classified as held for sale” of the consolidated balance sheet, whereas the impairment was reclassified to the heading “Profit (loss) after tax from discontinued operations” of the consolidated income statements (see Notes 1.3, 3 and 21).

Goodwill in business combinations

There were no significant business combinations during 2020, 2019 and 2018.

Impairment Test

As mentioned in Note 2.2.8, the CGUs to which goodwill has been allocated, are periodically tested for impairment by including the allocated goodwill in their carrying amount. This analysis is performed at least annually and whenever there is any indication of impairment. Furthermore, it is analyzed whether certain changes in the valuation assumptions used could give rise to differences in the result of the impairment test.

The BBVA Group performs estimations on the recoverable amount of certain CGU´s by calculating the value in use through the discounted value of future cash flows method.

The main hypotheses used for the value in use calculation are the following:

•The forecast cash flows, including net interest margin and cost of risk, estimated by the Group's management, and based on the latest available budgets for the next 4 to 5 years, considering the macroeconomic variables of each CGU, regarding the existing balance structure as well as macroeconomic variables such as the evolution of interest rates and the CPI of the geography where the CGU is located, among others.

•The constant growth rate for extrapolating cash flows, starting in the fourth or fifth year, beyond the period covered by the budgets or forecasts.

•The discount rate on future cash flows, which coincides with the cost of capital assigned to each CGU, and which consists of a risk-free rate plus a premium that reflects the inherent risk of each of the businesses evaluated.

The focus used by the Group's management to determine the values of the assumptions is based both on its projections and past experience. These values are verified and use external sources of information, wherever possible. Additionally, the valuation of the goodwill of the CGU of Turkey has been reviewed by independent experts (not the Group's external auditors).

As of December 31, 2020, as a result of the CGU´s assessment, the Group concluded there is no evidence of further indicators of impairment losses that requires recognizing significant additional impairment losses in any of the CGUs where goodwill that the Group has recognized in the consolidated balance sheet is allocated.

As of March 31, 2020, the Group identified an indicator of impairment of goodwill in the United States CGU and as a result of the goodwill impairment test, the Group estimated impairment in the United States CGU, of €2,084 million, which was mainly due to the negative impact of the update of the macroeconomic scenario following the COVID-19 pandemic (see Note 1.5) and the expected evolution of interest rates. This recognition did not affect the tangible book value nor the liquidity nor the solvency ratio of the BBVA Group.

As of December 31, 2019, the Group estimated impairment losses in the United States CGU of €1,318 million, which was mainly as a result of the negative evolution of interest rates, especially in the second half of the year, which accompanied by the slowdown of the economy caused the expected evolution of results below the previous estimation. This recognition did not affect the tangible book value nor the liquidity nor the solvency ratio of the BBVA Group.

As of December 31, 2018, no impairment had been identified in any of the main CGUs.

Goodwill - the United States CGU

As of December 31, 2020, the remaining goodwill corresponding to the United States CGU has been reclassified to the heading "Non-current assets and disposal groups classified as held for sale" in the consolidated balance sheets (see Notes 1.3, 3 and 21). Pursuant to IFRS 5.15, the CGU must be measured at the lower of fair value less costs to sell and the carrying amount. Given the price agreed in the sale agreement, the fair value less costs to sell is higher than carrying amount of the assets and liabilities of the CGU, which means that as of December 31, 2020 these will remain valued at their carrying amount (included goodwill) on the reclassification date.

The most significant assumptions used in the latest impairment tests of such CGU are:

Impairment test assumptions CGU goodwill - United States
	March 2020	December 2019	December 2018
Discount rate (*)	10,3%	10,0%	10,5%
Growth rate	3,0%	3,5%	4,0%

(*) Post-tax discount rates.

In accordance with paragraph 33.c of IAS 36, as of March 31, 2020, the Group used a constant growth rate of 3.0%, based on the real GDP growth rate of the United States, the expected inflation and the potential growth of the banking sector in the United States.

The assumptions that carry the most weight and whose volatility could affect the most in determining the present value of cash flows from the fifth year on are the discount rate and the growth rate. The following shows the amount that would increase (or decrease) the recoverable value of the CGU, as a consequence of a reasonably possible variation (in basis points, “bp”) of each of the key assumptions as of March 31, 2020:

Sensitivity analysis for main assumptions - United States (Millions of Euros)
	Increase of 50 basis points (*)	Decrease of 50 basis points (*)
Discount rate	(755)	869
Growth rate	270	(235)

(*) The use of very different discount or growth rates would be inconsistent with the macroeconomic assumptions under which the Unit builds its business plan, such as inflation assumptions or interest rate curves used to determine cash flows.

Goodwill - Mexico CGU

The Group’s most significant goodwill corresponds to the CGU in Mexico, the main significant assumptions used in the impairment test of this mentioned CGU as of December 31, 2020, 2019 and 2018:

Impairment test assumptions CGU goodwill in Mexico
	2020	2019	2018
Discount rate (*)	15,3%	14,8%	14,8%
Growth rate	5,7%	5,9%	5,6%

(*) Post-tax discount rates.

In accordance with paragraph 33.c of IAS 36, as of December 31, 2020, the Group used a growth rate of 5.7% based on the real GDP growth rate of Mexico, the expected inflation and the potential growth of the banking sector in Mexico.

The assumptions with a greater relative weight and whose volatility could have a greater impact in determining the present value of the cash flows starting on the fourth year are the discount rate and the growth rate. Below, in a simplified way, is shown the increased (or decreased) amount of the CGU recoverable amount as a result of a reasonable variation (in basis points) of each of the key assumptions, considered in isolation as of December 31, 2020, where, in any case, the value in use would continue to exceed their book value:

Sensitivity analysis for main assumptions - Mexico (Millions of Euros)
	Impact of an increase of 50 basis points (*)	Impact of a decrease of 50 basis points (*)
Discount rate	(1.043)	1.156
Growth rate	688	(620)

(*) Based on historical changes, the use of 50 basis points to calculate the sensitivity analysis would be a reasonable variation with respect to the observed variations over the last five years.

Goodwill - Turkey CGU

The main significant assumptions used in the impairment test of the CGU of Turkey as of December 31, 2020, 2019 and 2018 are:

Impairment test assumptions CGU goodwill in Turkey
	2020	2019	2018
Discount rate (*)	21,0%	17,4%	24,3%
Growth rate	7,0%	7,0%	7,0%

(*) Post-tax discount rates.

Given the potential growth of the sector in Turkey, in accordance with paragraph 33.c of IAS 36, as of December 31, 2020, 2019 and 2018 the Group used a steady growth rate of 7.0% based on the real GDP growth rate of Turkey and expected inflation.

The assumptions with a greater relative weight and whose volatility could affect more in determining the present value of the cash flows starting on the fifth year are the discount rate and the growth rate. Below, in a simplified way, is shown the increased (or decreased) amount of the recoverable amount as a result of a reasonable variation (in basis points) of each of the key assumptions, considered in isolation as of December 31, 2020, where, in any case, the value in use would continue to exceed their book value:

Sensitivity analysis for main assumptions - Turkey (Millions of Euros)
	Impact of an increase of 50 basis points (*)	Impact of a decrease of 50 basis points (*)
Discount rate	(164)	175
Growth rate	29	(26)

(*) Based on historical changes, the use of 50 basis points to calculate the sensitivity analysis would be a reasonable variation with respect to the observed variations over the last five years.

Considering the uncertainty caused by the current economic situation, the Group has carried out additional sensitivities on other variables such as the net interest income and the cost of risk forecasts, not having detected any modification on the result of the impairment test on the CGU.

As of March 31, 2020, a goodwill impairment test of the Turkey CGU was carried out due to the identification of indicators of impairment. As a result of such test, the Group determined that there was no impairment in this CGU.

Goodwill - Other CGUs

The sensitivity analysis on the main assumptions carried out for the rest of the CGUs of the Group indicate that their value in use would continue to exceed their book value.

18.2. Other intangible assets

The breakdown of the balance and changes of this heading in the accompanying consolidated balance sheets, according to the nature of the related items, is as follows:

Other intangible assets (Millions of Euros)
	2020	2019	2018
Computer software acquisition expense	1.202	1.598	1.605
Other intangible assets with an infinite useful life	12	11	11
Other intangible assets with a definite useful life	221	401	518
Total	1.435	2.010	2.134

The changes of this heading in December 31, 2020, 2019 and 2018, are as follows:

Other intangible assets (Millions of Euros)
		2020			2019			2018
	Notes	Computer software	Other intangible assets	Total of intangible assets	Computer software	Other intangible assets	Total of intangible assets	Computer software	Other intangible assets	Total of intangible assets
Balance at the beginning		1.598	412	2.010	1.605	529	2.134	1.682	721	2.402
Additions		452	8	460	525	8	533	540	12	552
Amortization in the year	45	(448)	(59)	(507)	(447)	(63)	(510)	(436)	(65)	(500)
Amortization transfer to discontinued operations (*)		(77)	(3)	(80)	(106)	(4)	(110)	(105)	(8)	(114)
Exchange differences and other		(38)	(91)	(129)	32	(58)	(25)	(74)	(49)	(123)
Impairment		(6)	-	(6)	(11)	(1)	(12)	(2)	(81)	(83)
Decreases by companies held for sale (*)		(279)	(34)	(313)	-	-	-	-	-	-
Balance at the end		1.202	233	1.435	1.598	412	2.010	1.605	529	2.134

(*) Amount is mainly due to the stake in BBVA USA (see Note 3).

As of December 31, 2020, 2019 and 2018, the cost of fully amortized intangible assets that remained in use were €2,622 million, €2,702 million, €2,412 million respectively, while their recoverable value was not significant.